EXHIBIT 10.1
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                           AMENDMENT NUMBER ONE TO THE
                         CANANDAIGUA WINE COMPANY, INC.
                         LONG-TERM STOCK INCENTIVE PLAN

     This Amendment Number One to the Canandaigua Wine Company, Inc. Long-Term Stock Incentive Plan (the "Plan") was approved pursuant to Section 19 of the Plan by the Board of Directors of Canandaigua Brands, Inc. (f/k/a Canandaigua Wine Company, Inc., the "Company"), acting in its capacity as the Committee under the Plan. Capitalized terms used herein which are not otherwise defined shall have the meanings ascribed to them in the Plan and Annex A thereto.

     1. NAME. The name of the Plan is hereby changed to "Canandaigua Brands, Inc. Long-Term Stock Incentive Plan."

     2. DEFINITION OF COMMITTEE. The definition of the term "Committee" as used in the Plan and defined in Annex A to the Plan is hereby amended and restated to read in its entirety as follows:

          "COMMITTEE" means the committee appointed from time to time by the Company's Board of Directors to administer the Plan (the "Committee"). The full Board of Directors, in its discretion, may act as the
          Committee under the Plan, whether or not a Committee has been appointed, and shall do so with respect to grants of Awards to non-employee directors. The Committee may delegate to one or more members of the Committee or officers of the Company, individually or acting as a committee, any portion of its authority, except as otherwise expressly provided in the Plan. In the event of a delegation to a member of the Committee, officer or a committee thereof, the term "Committee" as used herein shall include the member of the Committee, officer or committee with respect to the delegated authority. Notwithstanding any such delegation of authority, the Committee comprised of members of the Board of Directors and appointed by the Board of Directors shall retain overall responsibility for the operation of the Plan.

     In witness whereof, Canandaigua Brands, Inc. has caused this instrument to be executed as of September 15, 1997.

                                                  CANANDAIGUA BRANDS, INC.

                                                  By:  /s/ Richard Sands
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                                                       Richard Sands, President